EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ByNordic Acquisition Corporation (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Thomas Fairfield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 16, 2023	/s/ Thomas Fairfield
Thomas Fairfield
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)